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                                                                      EXHIBIT 21

                        CNC HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of the subsidiaries of the registrant and the state of incorporation for each:

NAME OF SUBSIDIARIES                               STATES OF INCORPORATION
AH Hotel GP, LLC                                           Delaware
AH Hotel Partners, LP                                      Delaware
AH Hotel, LLC                                              Delaware
AH Tenant Corporation                                      Delaware
Bridgewater Tenant Corporation                             Delaware
CC 2 Tree Tenant Corp.                                     Delaware
CHH 2 Tree Hotel GP, LLC                                   Delaware
CHH 2 Tree Hotel, LP                                       Delaware
CHH Auburn Parent, LLC                                     Delaware
CHH Auburn Partnership, LP                                 Delaware
CHH Capital Hotel GP, LLC                                  Delaware
CHH Capital Hotel Partners, LP                             Delaware
CHH Capital Tenant Corp.                                   Delaware
CHH Costa Parent, LLC                                      Delaware
CHH Costa Partnership, LP                                  Delaware
CHH Crystal City Hotel GP, LLC                             Delaware
CHH Crystal City Hotel, LP                                 Delaware
CHH Dallas Parent, LLC                                     Delaware
CHH Dallas Partnership, LP                                 Delaware
CHH III Tenant Parent Corp.                                Delaware
CHH Lee Vista Hotel GP, LLC                                Delaware
CHH Lee Vista Hotel, LP                                    Delaware
CHH Miami Parent, LLC                                      Delaware
CHH Miami Partnership, LP                                  Delaware
CHH Portland Parent, LLC                                   Delaware
CHH Portland Partnership, LP                               Delaware
CHH Rye Town Hotel GP, LLC                                 Delaware
CHH Rye Town Hotel, LP                                     Delaware
CHH Santa Clara Hotel GP, LLC                              Delaware
CHH Santa Clara Hotel, LP                                  Delaware
CHH Torrey Pines Hotel GP, LLC                             Delaware
CHH Torrey Pines Hotel Partners, LP                        Delaware
CHH Torrey Pines Tenant Corp.                              Delaware
CHH Tucson Parent, LLC                                     Delaware
CHH Tucson Partnership, LP                                 Delaware
CIH Galleria Parent, LLC                                   Delaware
Claremont Tenant, LP                                       Delaware
clubessential canada, inc.                                 Delaware
clubessential, inc.                                        Delaware
CM Hotel GP, LLC                                           Delaware
CM Hotel Partners, LP                                      Delaware
CM Hotel, LLC                                              Delaware
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CM Tenant Corporation                                      Delaware
CNL Biltmore Resort, LP                                    Delaware
CNL Bridgewater GP Corp.                                   Delaware
CNL Bridgewater Hotel Partnership, LP                      Delaware
CNL BWI Hotel GP, LLC                                      Delaware
CNL BWI Hotel, LP                                          Delaware
CNL Claremont INT Mezz GP, LLC                             Delaware
CNL Claremont INT Mezz, LP                                 Delaware
CNL Claremont Junior Mezz GP, LLC                          Delaware
CNL Claremont Junior Mezz, LP                              Delaware
CNL Claremont Resort, LP                                   Delaware
CNL Claremont Senior Mezz GP, LLC                          Delaware
CNL Claremont Senior Mezz, LP                              Delaware
CNL Claremont Sub INT Mezz GP, LLC                         Delaware
CNL Claremont Sub INT Mezz, LP                             Delaware
CNL Claremont Sub Junior Mezz GP, LLC                      Delaware
CNL Claremont Sub Junior Mezz, LP                          Delaware
CNL Claremont Sub Senior Mezz GP, LLC                      Delaware
CNL Claremont Sub Senior Mezz, LP                          Delaware
CNL Crystal City II Hotel GP, LLC                          Delaware
CNL Crystal City II Hotel, LP                              Delaware
CNL CY-San Francisco GP Corp.                              Delaware
CNL CY-Weston LLC                                           Florida
CNL Desert Resort, LP                                      Delaware
CNL DRR Investor LP                                        Delaware
CNL First Merger GP Corp.                                  Delaware
CNL First Merger, LP                                       Delaware
CNL Foothill GP Corp.                                      Delaware
CNL Foothill Hotel Partnership, LP                         Delaware
CNL GA Tenant Corp.                                        Delaware
CNL Grand Wailea Resort, LP                                Delaware
CNL GT Resort, LP                                          Delaware
CNL HHC II, LLC                                            Delaware
CNL HHC III, LLC                                           Delaware
CNL HHC Partners II, LP                                    Delaware
CNL HHC Partners III, LP                                   Delaware
CNL HHC Partners, LP                                       Delaware
CNL HHC, LLC                                               Delaware
CNL Hospitality GP Corp.                                   Delaware
CNL Hospitality Leasing Corp.                              Delaware
CNL Hospitality LP Corp.                                   Delaware
CNL Hospitality Partners, LP                               Delaware
CNL Hospitality Properties Acquisition Corp.                Florida
CNL Hospitality Services, Inc.                             Delaware
CNL Hotel CY San Francisco, LP                             Delaware
CNL Hotel CY-Weston Ltd.                                    Florida
CNL Hotel Investors, Inc.                                  Maryland
CNL Hotel MI-4, LP                                         Delaware
CNL Hotel Tenant Corp.                                     Delaware
CNL IHC Partners, LP                                       Delaware
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CNL IHC, LLC                                               Delaware
CNL Kingdom JV Partners, LP                                Delaware
CNL KSL Partners GP, LLC                                   Delaware
CNL LLB C-Hotel Management Corp.                           Delaware
CNL LLB C-Hotel Management, LP                             Delaware
CNL LLB F-Inn Management Corp.                             Delaware
CNL LLB F-Inn Management, LP                               Delaware
CNL LLB GP Holding Corp.                                    Florida
CNL LLB LP Holding, Ltd.                                    Florida
CNL LLB M2 Holding, Inc.                                   Delaware
CNL LLB SHS Management Corp.                               Delaware
CNL LLB SHS Management, LP                                 Delaware
CNL M2 Tenant Corp.                                        Delaware
CNL MI-4, LLC                                              Delaware
CNL Montreal Beneficiary Corp.                             Delaware
CNL Montreal Equity Corp.                                  Delaware
CNL Montreal Lender Corp.                                  Delaware
CNL Montreal Tenant Inc.                                    Quebec
CNL New Orleans Hotel GP, LLC                              Delaware
CNL New Orleans Hotel, LP                                  Delaware
CNL New Orleans Tenant Corp.                               Delaware
CNL Philadelphia Annex, LLC                                Delaware
CNL Philadelphia Hospitality Management, Inc.              Delaware
CNL Phoenix GP Corp.                                       Delaware
CNL Plano Hotel GP, LLC                                    Delaware
CNL Plano Hotel, LP                                        Delaware
CNL Resort Ancillary Tenant Corp.                          Delaware
CNL Resort Biltmore Real Estate, Inc.                      Delaware
CNL Resort Claremont Hospitality, LP                       Delaware
CNL Resort Claremont Tenant Corp.                          Delaware
CNL Resort Desert Real Estate, Inc.                        Delaware
CNL Resort Florida Development, LP                         Delaware
CNL Resort Georgia Holdings, LP                            Delaware
CNL Resort Golf Holdings, LP                               Delaware
CNL Resort Group, LP                                       Delaware
CNL Resort GT Holdings, LP                                 Delaware
CNL Resort GT Land, LP                                     Delaware
CNL Resort GT Realty, LP                                   Delaware
CNL Resort GW Real Estate, Inc.                            Delaware
CNL Resort Holdings GP, LLC                                Delaware
CNL Resort Hospitality GP, LLC                             Delaware
CNL Resort Hospitality Manager, LP                         Delaware
CNL Resort Hospitality, LP                                 Delaware
CNL Resort Hotel, LP                                       Delaware
CNL Resort Intermediate Mezz GP, LLC                       Delaware
CNL Resort Intermediate Mezz, LP                           Delaware
CNL Resort Junior Mezz GP, LLC                             Delaware
CNL Resort Junior Mezz, LP                                 Delaware
CNL Resort La Costa Hospitality, LP                        Delaware
CNL Resort Lake Lanier Tenant Corp.                        Delaware
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CNL Resort Lake Lanier, LP                                 Delaware
CNL Resort Las Casitas, LP                                 Delaware
CNL Resort LL Secondary Tenant Corp.                       Delaware
CNL Resort Lodging Tenant Corp.                            Delaware
CNL Resort Recreation, LP                                  Delaware
CNL Resort Senior Mezz GP, LLC                             Delaware
CNL Resort Senior Mezz, LP                                 Delaware
CNL Resort Silver Properties, LP                           Delaware
CNL Resort SPE GP, LLC                                     Delaware
CNL Resort Sub Intermediate Mezz GP, LLC                   Delaware
CNL Resort Sub Intermediate Mezz, LP                       Delaware
CNL Resort Sub Junior Mezz GP, LLC                         Delaware
CNL Resort Sub Junior Mezz, LP                             Delaware
CNL Resort Sub Senior Mezz GP, LLC                         Delaware
CNL Resort Sub Senior Mezz, LP                             Delaware
CNL Resort WW, LP                                          Delaware
CNL Rose Acquisition Corp.                                 Delaware
CNL Rose GP Corp.                                          Delaware
CNL Rose SPE Tenant Corp.                                  Delaware
CNL San Francisco, LLC                                     Delaware
CNL Seattle Waterfront Hotel GP, LLC                       Delaware
CNL Seattle Waterfront Hotel, LP                           Delaware
CNL Tampa International GP, LLC                            Delaware
CNL Tampa International Hotel Partnership, LP              Delaware
CNL Travel Services, Inc.                                  Delaware
CNL WBR GP Corp.                                           Delaware
CNL WBR Investor, L.P.                                     Delaware
CNL Wharf GP Corp.                                         Delaware
CNL Wharf Partners, LP                                     Delaware
Crystal City Tenant Corp.                                  Delaware
CY Manchester Hotel Partners, LP                           Delaware
CY Manchester Tenant Corporation                           Delaware
CY-CIH Manchester Parent, LLC                              Delaware
CY-San Francisco GP, LLC                                   Delaware
CY-SF Hotel Parent, LP                                     Delaware
CY-SF Hotel Partnership, LP                                Delaware
Dearborn Hotel GP, LLC                                     Delaware
Dearborn Hotel Partners, LP                                Delaware
Dearborn Tenant Corp.                                      Delaware
Desert Ridge Resort Partners, LLC                          Delaware
Desert Ridge Resort, LLC                                   Delaware
DLC 2 Tree Tenant Corp.                                    Delaware
DRR Junior Mezz, LLC                                       Delaware
DRR Senior Mezz, LLC                                       Delaware
DRR Tenant Corporation                                     Delaware
EC Tenant Corp.                                            Delaware
Foothill Tenant Corporation                                Delaware
Galleria Hotel Partners, LP                                Delaware
Galleria Tenant Corporation                                Delaware
HMA Hotel GP, LLC                                          Delaware

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HMA Hotel Partners, LP                                     Delaware
HMA Hotel, LLC                                             Delaware
HMA Tenant Corporation                                     Delaware
Hotel Del Coronado, LP                                     Delaware
Lee Vista Tenant Corp.                                     Delaware
LLB Tenant Corporation                                     Delaware
Montreal Hotel Jersey Trust                         Jersey, Channel Islands
PH Hotel GP, LLC                                           Delaware
PH Hotel Partners, LP                                      Delaware
PH Hotel, LLC                                              Delaware
PH Tenant Corporation                                      Delaware
Plano Tenant Corp.                                         Delaware
RFS 2002 Financing, Inc.                                   Tennessee
RFS Financing 2002, LLC                                    Tennessee
RFS Financing Corporation                                  Tennessee
RFS Financing Partnership II, L.P.                         Tennessee
RFS Financing Partnership, L.P.                            Tennessee
RFS Leasing II, Inc.                                       Tennessee
RFS Leasing III, Inc.                                      Tennessee
RFS Leasing IV, Inc.                                       Tennessee
RFS Leasing V, Inc.                                        Tennessee
RFS Leasing VI, Inc.                                       Tennessee
RFS Leasing VII, Inc.                                      Tennessee
RFS MM 1 1998 Corporation                                  Virginia
RFS MM 2 1998 Corporation                                  Virginia
RFS MM 2000 Corporation                                    Virginia
RFS MM2 2000 Corporation                                   Virginia
RFS Partnership, L.P.                                      Tennessee
RFS SPE 1 1998 LLC                                         Virginia
RFS SPE 2 1998 LLC                                         Virginia
RFS SPE 2000 LLC                                           Virginia
RFS SPE2 2000 LLC                                          Virginia
RFS TRS Holdings, Inc.                                     Tennessee
RFS Wharf Property Corporation                             Tennessee
RI Manchester Hotel Partners, LP                           Delaware
RI Manchester Tenant Corporation                           Delaware
RI-CIH Manchester Parent, LLC                              Delaware
Rose Mezzanine SPE GP, LLC                                 Delaware
Rose Mezzanine SPE, LP                                     Delaware
Rose SPE 1 GP, LLC                                         Delaware
Rose SPE 1, LP                                             Delaware
Rye Town Tenant Corp.                                      Delaware
Santa Clara Tenant Corp.                                   Delaware
Seattle Waterfront Tenant Corp.                            Delaware
SF Tenant Corporation                                      Delaware
Tampa International Tenant Corp.                           Delaware
WB Resort Partners, L.P.                                   Delaware
WBM Resort, L.P.                                           Delaware
WBR Parent, LLC                                            Delaware
Wharf Associates                                          California